EXHIBIT 10.3

                             TANOX BIOSYSTEMS, INC.
                 1992 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                             I. Purpose of the Plan

     The 1992 Non-Employee Directors Stock Option Plan (the "Plan") is intended to provide ownership of the capital stock of Tanox Biosystems, Inc., a Texas Corporation (the "Company"), to non-employee members of the Company's Board of Directors ("Board") in order to attract and retain highly qualified individuals to serve as directors of the Company; to provide competitive remuneration for Board service; and to strengthen the commonality of interest between directors and shareholders of the Company. Accordingly, the Company may grant to certain non-employee members of the Board options ("Options") to purchase shares of the common stock, $.01 par value, of the company ("Stock") in accordance with the terms and conditions of the Plan. Options granted under the Plan shall not be incentive stock options within the meaning of section 422 (a) of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan is intended to conform to the provisions of Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934 (the "1934 Act") as presently in effect.

                               II. Administration

     The Plan shall be administered by a Committee (the "Committee") consisting of two or more members of the Board who are employees of the Company. Members of the Committee and employee members of the Board shall not be eligible to participate in the Plan. The Committee shall have sole authority to select the non-employee members of the Board who are to be granted Options from among those eligible under the Plan and to establish the number of shares which may be issued under each of the Options. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. Without intending to limit its authority, the Committee is specifically authorized to adopt such limitations and requirements in connection with the exercise of

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Options granted under the Plan and have such information prepared for distribution to persons receiving such Options as may be necessary or appropriate to qualify the exercise of such Options and issuance of the stock Pursuant thereto for exemption from registration under applicable federal and state securities laws or, if desired, to register such stock under such securities laws. All decisions made by the Committee in selecting the non-employee members of the Board to whom Options shall be granted, in establishing the number of shares which may be issued under each Option, and in construing the provisions of the Plan shall be final.

                             III. Option Agreements

     Each Option shall be evidenced by an option agreement ("Option Agreement") and shall contain such terms and conditions, and may be exercisable for such periods, as may be approved by the Committee. Unless otherwise provided by the Committee on the grant of an Option, an Option shall become exercisable annually as to one-third of the number of shares of Stock covered by such Option. The terms and conditions of the respective Option Agreements need not be identical. For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be determined by the Committee in such a manner as it deems appropriate. If, however, the stock is publicly traded at the time a determination of its fair market value is required to be made, fair market value of a share of Stock on a particular date shall be the average of (i) the closing bid and ask price of the Stock on the most recent date the Stock was publicly traded or, (ii) if the Stock is publicly traded on a securities exchange, the high and low quoted selling price of the Stock on the most recent date the Stock was publicly traded. The Option and the rights granted under the Option shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable only by the optionee during the optionee's lifetime or at the optionee's death only by the optionee's guardian or legal representative; subject, however, to any restrictions on transfer of, or any options of the Company or other shareholders to reacquire, any shares purchased by the optionee or the optionee's guardian or legal representative under the terms of any buy-sell or other agreement which the Company may require the optionee or

                                   EXHIBIT A
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the optionee's guardian or legal representative to execute prior to exercise of the option rights hereunder.

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                           IV. Eligibility of Optionee

     Options may be granted only to individuals who are non-employee members of the Board at the time the Option is granted. Options may be granted to the same person on more than one occasion. An optionee shall not be required to exercise Options granted hereunder in the order that they were granted and may exercise Options in such order as the optionee may determine.

                          V. Shares Subject to the Plan

     The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 100,000 shares of stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. If any Option should expire or terminate prior to its exercise in full, the shares previously subject to such Option may again be subject to an Option granted under the Plan. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment as provided in Paragraph VIII hereof. Exercise of an Option in any manner, shall result in a decrease in the number of shares of Stock which may thereafter be available, both for purposes of the Plan and for sale to anyone director, by the number of shares as to which the Option is exercised.

                             VI. Method of Exercise

     (a) An option granted under the Plan shall be deemed exercised when the person entitled to exercise the Option (i) delivers written notice to the President of the Company of the decision to exercise, (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee may establish. Payment for Shares with respect to which an

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Option is exercised may be in cash, or by certified check, or wholly or partially in the form of unrestricted shares of Common Stock, as the Committee may determine; provided that such Common Stock has been held by the optionee for more than six months and has a fair market value equal to the exercise price. The Common Stock covered by any Option or portion thereof, as to which the right to exercise shall have been so surrendered, shall not again be available for the purposes of the Plan.

     (b) If the optionee ceases to be a director for any reason other than a Corporate Change (as defined below), voluntary resignation, death or disability, all Options held by the optionee shall lapse at the earlier of the end of the exercise period for such Options or 60 days after the last day that the optionee serves as a director; provided, however, the Option may be exercised only for the number of shares of Stock for which it could have been exercised on such cessation of service, subject to any provision to the contrary contained in the Option Agreement.

     (c) In the case of death of the optionee, the beneficiaries designated by the optionee shall have 180 days from the optionee's demise or to the end of the exercise period, whichever is earlier, to exercise the Option; provided, however, the Option may be exercised only for the number of shares of Stock for which it could have been exercised at the time the optionee died, subject to any provision to the contrary contained in the Option Agreement.

     (d) If the optionee ceases to serve as a director due to total and permanent disability (within the meaning of Section 22(e)(3) of the Code) the Option shall lapse at the earlier of the end of the exercise period or 180 days after the date of such cessation of service; provided, however, the Option may be exercised only for the number of shares of Stock for which it could have been exercised at the time the optionee became disabled, subject to any provision to the contrary contained in the Option Agreement.

     (e) If the optionee voluntarily resigns as a director, all Options shall lapse upon such

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resignation.

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                               VII. Term of Plan

     The Plan shall be effective upon the date of its adoption by the shareholders of the Company and no Options shall be exercisable unless and until the shareholders of the Company approve the Plan. In addition, no Option shall be exercisable until the information required by Rule 16b-3(b)(2) with respect to the Plan is disseminated in accordance with the provisions of such Rule on or prior to the date of the first annual meeting of shareholders held after the first registration of an equity security of the Company under Section 12 of the 1934 Act. Except with respect to Options then outstanding, if not sooner terminated under the provisions of Paragraph IX hereof, the Plan shall terminate upon, and no further Options shall be granted after, the expiration of ten years from the date of its adoption by the Board of Directors.

                    VIII. Recapitalization or Reorganization

     (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board of Directors or the shareholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization, or other change in the Company's capital structure or its business, (ii) any merger or consolidation of the Company,
(iii) any issue or debt or equity securities with priority to or affecting Stock or the rights thereof, (iv) the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or (v) any other corporate as or proceeding. The Committee shall be authorized to increase the number of shares which may be issued under the Plan, as set forth in Paragraph V, if necessary to permit any adjustment in the number of shares under this Paragraph VIII, as long as sufficient authorized, unissued or otherwise unencumbered shares are available to permit such increase.

     (b) The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option previously granted, the Company shall effect a subdivision or consolidation of shares of Stock

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or the payment of a stock dividend on Stock without receipt of consideration by the Company, then the number of shares of Stock with respect to which such Option may thereafter be exercised (i), in the event of an increase in the number of outstanding shares, shall be proportionately increased and the purchase price per share shall be proportionately reduced and (ii), in the event of a reduction in the number of outstanding shares, shall be proportionately reduced and the purchase price per share shall be proportionately increased.

     (c) If the Company recapitalizes or otherwise changes its capital structure, thereafter, upon any exercise of an Option previously granted, the optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the optionee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable.

     If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company is to sell all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a "Corporate Change"), then the Committee, acting in its sole discretion without the consent or approval of any optionee, shall effect one or more of the following alternatives (only to the extent permitted by Rule 16b-3), which may vary among individual optionee:

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     (1) acceleration of the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of optionee thereunder shall terminate;

     (2) require the mandatory surrender to the Company by selected optionee of each outstanding Option held by such optionee (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, and in such event the Committee shall cancel such Options as soon as reasonably possible and pay to each optionee an amount of cash equal to the excess of the fair market value of the aggregate shares subject to such Option over the aggregate option price of such shares;

     (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change; provided, however, that the Committee in its sole discretion, may determine that no adjustment is necessary to Options then outstanding; or

     (4) provide that, upon any subsequent exercise of an Option theretofore granted, the optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the optionee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable.

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     Such actions shall be taken and be effective as of a date selected by the
Committee within (a) ten days after the approval by the shareholders of the Company of any such merger, consolidation, sale of assets or dissolution or (b) thirty days of any such change of control, as provided in (i) through (v) above. The Committee for purposes of the Corporate Changes described in (iii) and (v) above shall be the Committee as constituted prior to the occurrence of such Corporate Change.

     (d) Any adjustment provided for in Subparagraphs (b) and (c) above shall be subject to any required shareholder action.

     (e) Except as otherwise provided in this Plan, the issuance by the Company of shares of Stock, or any class of securities convertible into shares of stock of any class, for cash, property, labor, or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities and, in any case, whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options previously granted or the purchase price per share.

     (f) Notwithstanding anything herein to the contrary, Options shall always be granted and exercised in a manner conforming to the provisions of Rule 16b-3, or any replacement rule adopted pursuant to the 1934 Act, as the same now exists or may, from time to time, be amended.

                   IX. Amendment or Termination of the Plan

     The Board of Directors in its discretion may terminate the Plan at any time with respect to any shares for which Options have not been granted prior to such termination. The Board of Directors shall have the right to alter or amend the Plan or any part of the Plan from time to time; provided, however, that no change in any Option granted before such alteration or amendment may be made which would impair the rights of the optionee

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without the consent of such optionee; and provided, further, that, the Board of
Directors may not make any alteration or amendment which would (i) materially increase the benefits accruing to participants under the Plan, (ii) increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan, (iii) expand or otherwise change the class of persons eligible to receive Options under the Plan, or (iv) extend the term of the Plan. In addition, the provisions of the Plan may not be amended more frequently than permitted by Rule 16b-3.

                            X. Miscellaneous Matters

     (a) Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any director for reelection by the Company's shareholders, nor confer upon any director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

     (b) The Plan shall be governed by and construed in accordance with the laws of the State of Texas.

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TANOX, INC.

By:________________________________                _____________________________
      Nancy T. Chang, President                    Agent
      and Chief Executive Officer

                                                   Address:

                                                   _____________________________

                                                   _____________________________

                                                   _____________________________

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